UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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U.S. Home Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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U.S. Home Systems, Inc.

750 State Highway 121 Bypass, Suite 170

Lewisville, Texas 75067

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

June 14, 2004

Dear Stockholder:

This year’s annual stockholders’ meeting will be held at Embassy Suites Hotel—DFW North, Pheasant Ridge Ballroom VIII, 2401 Bass Pro Drive, Grapevine, Texas 76051 at 10:00 a.m., central daylight time, on Thursday, July 15, 2004.

The enclosed materials include the notice of annual meeting, the proxy statement describing the business to be transacted at the meeting and a proxy card for you to complete and return to us.

We will be reporting on the company’s activities, and you will have an opportunity to ask questions about our operations. We hope you are planning to attend the annual meeting personally, and we look forward to seeing you. However, it is important that your shares be represented at the annual meeting whether or not you are able to attend in person. Accordingly, please return the enclosed proxy card as soon as possible to ensure your shares are represented. If you do attend the annual meeting, you may, of course, withdraw your proxy if you want to vote in person.

On behalf of our board of directors and our management, we would like to thank you for your continued support and confidence.

Sincerely yours,

/s/ MURRAY H. GROSS	/s/ ROBERT A. DEFRONZO
Murray H. Gross Chairman of the Board and Chief Executive Officer	Robert A. DeFronzo Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 15, 2004

We will hold this year’s annual stockholders’ meeting on Thursday, July 15, 2004, at 10:00 a.m. central daylight time at Embassy Suites Hotel—DFW North, Pheasant Ridge Ballroom VIII, 2401 Bass Pro Drive, Grapevine, Texas 76051.

At the meeting, we will ask you to consider and vote on the following proposals:

1.	To elect seven directors to serve until the next annual meeting or until their successors are elected and qualified,

2.	To consider and vote on the proposed restricted stock plan, and

3.	To consider and vote on any other business that is properly brought before the meeting and any adjournments thereof.

If you were a stockholder at the close of business on May 26, 2004, you are entitled to receive notice of, and vote at, the annual meeting and any adjournments thereof.

It is important that your shares be represented at the annual meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy card in the return envelope provided. If you attend the annual meeting, you may revoke your proxy and vote in person. To help us prepare properly for your attendance at the annual meeting, we ask that you indicate on your proxy card whether you plan to attend the meeting.

By Order of the Board of Directors,

By:	/S/ ROBERT A. DEFRONZO
Robert A. DeFronzo
Secretary

Lewisville, Texas

June 14, 2004

U.S. Home Systems, Inc.

750 State Highway 121 Bypass, Suite 170

Lewisville, Texas 75067

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 15, 2004

We are providing this notice of annual meeting, proxy statement and proxy card to our stockholders in connection with the solicitation of proxies by our board of directors for use at our 2004 annual meeting of stockholders to be held at Embassy Suites Hotel—DFW North, Pheasant Ridge Ballroom VIII, 2401 Bass Pro Drive, Grapevine, Texas 76051 on Thursday, July 15, 2004, at 10:00 a.m. central daylight time and at any adjournments or postponements thereof.

On or about June 15, 2004, we will begin mailing the proxy materials to everyone who was a stockholder of record on May 26, 2004. If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

At the annual meeting, our stockholders will be asked to consider and vote on the following: (1) the election of seven directors to serve until the next annual meeting or until their successors are duly elected and qualified; (2) the approval of the proposed restricted stock plan; and (3) the transaction of such business as may properly come before the meeting or any adjournment thereof.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Voting Securities

All stockholders of record at the close of business on May 26, 2004 are entitled to vote on matters presented at the annual meeting or any adjournments thereof. At the close of business on May 26, 2004, there were 6,581,890 shares of our common stock issued and outstanding and entitled to vote.

Election of Directors

Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached but will not affect the outcome of the vote. At least one-third of our outstanding shares of common stock must be represented at the meeting for a quorum.

Assuming a quorum is present, nominees must receive the affirmative vote of a plurality of the votes cast in order to be elected director. A plurality means receiving more votes than any opposing candidate regardless of whether that is a majority of the votes cast.

In the election of directors, stockholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

Restricted Stock Plan and Other Matters

The approval of the restricted stock plan will be determined by the affirmative vote of a majority of our common stock represented at the annual meeting and entitled to vote, assuming a quorum is present. The same vote is generally required for action on any other matters that may properly come before the annual meeting.

Stockholder Voting

In addition to voting at the annual meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed envelope. We encourage you to complete and submit the proxy card even if you plan to attend the annual meeting in person.

Please understand that voting by means of the proxy card has the effect of appointing Murray H. Gross, our chairman and chief executive officer, and Robert A. DeFronzo, our secretary, as your proxies. They are required to vote on the proposals described in this proxy statement exactly as you have voted. However, if any other matter requiring a stockholder vote is properly raised at the meeting, then Messrs. Gross and DeFronzo will be authorized to use their discretion to vote such issues on your behalf.

Abstentions

Any stockholder who is present at the annual meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares entitled to vote at the annual meeting. An abstention will not be counted as an affirmative or negative vote in the election of the directors.

Broker “Non-Votes”

If your shares are in a brokerage account and you do not vote, your brokerage firm could (1) vote your shares, if permitted by applicable rules, or (2) leave your shares unvoted. Under applicable rules, brokers who hold shares in street name have the authority to vote routine matters, such as the election of directors, as recommended by the board if they do not receive contrary voting instructions from the beneficial owners. However, brokers do not have the authority to vote on non-routine matters requiring approval of a majority of the shares present and entitled to vote, unless they have received voting instructions from the beneficial owners.

Such broker non-votes are considered present and are counted in determining the existence of a quorum, but will not be counted in determining the number of votes cast for a proposal. Therefore, broker non-votes will not impact the outcome of the vote on any proposal.

Revocability of Proxies

You may revoke your proxy at any time before the annual meeting for any reason. To revoke your proxy before the meeting, write to our secretary, Robert A. DeFronzo, at 750 State Highway 121 Bypass, Suite 170, Lewisville, Texas 75067. You may also come to the annual meeting and change your vote in writing. Merely attending the annual meeting does not revoke your proxy.

Expenses

We will bear all expenses in connection with this solicitation, including the cost of preparing, printing and mailing proxy materials. Proxies may be solicited by directors, officers and other employees, by telephone or otherwise, without additional compensation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our common stock and will reimburse those brokerage firms, nominees, custodians and fiduciaries and our transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

OUR COMPANY

We are engaged in two lines of business, the home improvement business and the consumer finance business. In our home improvement business, we manufacture or procure, design, sell and install custom quality, specialty home improvement products, including kitchen and bathroom cabinetry and cabinet refacing products, acrylic tub lines and wall surrounds, countertops, replacement windows, patio doors, wood decks and related accessories. Our consumer finance business purchases retail installment obligations, or RIOs, from residential remodeling contractors throughout the United States, including RIOs originated by our own home improvement operations.

Our principal offices are located at 750 State Highway 121 Bypass, Suite 170, Lewisville, Texas 75067, our telephone number is (214) 488-6300 and our website is www.ushomesystems.com. Our common stock is traded on the NASDAQ SmallCap Market under the symbol “USHS”.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our stockholders will vote on the election of seven members of our board of directors at the annual meeting. Unless otherwise instructed, the proxy holders will vote their proxies for the seven nominees named below. Each person will serve as a director until the next annual meeting or until a successor has been elected and qualified.

Each of the persons nominated for election to our board has agreed to stand for election, and, to the knowledge of the board, each of the nominees intends to serve the entire term for which election is sought. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for a nominee designated by the present board with the assistance of the nominating/corporate governance committee, to fill the vacancy, unless the board reduces the number of directors to eliminate the vacancy. At present, it is not anticipated that any nominee will be unable or unwilling to serve as a director. All nominees for director, except Kenneth W. Murphy and James R. Ridings, currently serve as directors of our company.

Nominees for Director

Murray H. Gross, age 65, serves as our president and chief executive officer and the chairman of our board of directors, positions he has held since February 2001. He was elected to the board of directors in February 2001. He served as president and chief executive officer of U.S. Remodelers, one of our wholly owned subsidiaries, since its inception in January 1997 to December 24, 2003. Since December 24, 2003 he has served as executive vice president of U.S. Remodelers. Mr. Gross has over 44 years of experience in the home improvement industry.

David A. Yoho, age 75, was elected to our board of directors in February 2001, and serves as a member of our audit committee. For the past 17 years, Mr. Yoho has been president of Dave Yoho Associates, a business consulting firm active in turnarounds, mergers and acquisitions. As a consultant, he has represented many Fortune 500 companies.

Don A. Buchholz, age 75, was elected to our board of directors in June 2002, and serves as chairman of our compensation committee and nominating/corporate governance committee, and as a member of our audit committee. Mr. Buchholz is chairman of the board of directors of SWS Group, Inc., a publicly owned holding company with subsidiaries engaged in providing securities clearing, securities brokerage, investment banking and investment advisory services. He has served as director and chairman of the board of SWS Group, Inc. since August 1991.

D.S. Berenson, age 39, was elected to our board of directors in February 2001. He is managing partner for the Washington, D.C. office of Johanson Berenson LLP, where he maintains an international practice specializing in issues pertaining to the finance, construction and home improvement industries. He has been a partner with Johanson Berenson LLP since 1999 and has been engaged in the practice of law for the past 13 years. A frequent lecturer to contractors, manufacturers and trade associations, Mr. Berenson is the author of a six-volume series of books addressing the state and federal regulation of consumer credit sales.

Larry A. Jobe, age 64, has served as a member of our board of directors since June 2003 and is chairman of our audit committee and a member of our nominating/corporate governance committee. He is chairman of the board of Legal Network, Ltd., a company he co-founded in 1993. Legal Network, Ltd. provides litigation support, temporary support staff and contract attorneys to law firms and corporate legal departments. Prior to 1993, Mr. Jobe was the managing partner for the Dallas office of Grant Thornton LLP for ten years. He is a certified public accountant.

Kenneth W. Murphy, age 65, is a nominee for election as a director of our company. From 1971 to 1998, Mr. Murphy was the founder, president and chairman of the board of The Mail Box, Inc., a full service mail processing company. In 1998, he sold his company to Compass International Services, Inc., a public company. From 1998 to August 1999, he served as president of Compass Print and Mail Services, Inc., a subsidiary of Compass International, and as a director of Compass International. In August 1999, Mail Box Capital Corporation, a company in which Mr. Murphy was the majority equity owner, acquired the Compass Print and Mail Services companies from Compass International. He served as president and a director of Mail Box Capital Corporation from August 1999 until September 2001 when Mail Box Capital Corporation was acquired by Alliance Data Systems, a public company. From 2001 to 2003, he served as the chief executive officer of the printing and mailing divisions of Alliance Data Systems. Since 2001, he has been the managing partner of Label Source, Ltd., a provider of labels and tabs for the mailing industry. Mr. Murphy has established and endowed an Entrepreneurial Scholarship and The Murphy Entrepreneurial Center at the University of North Texas.

James R. Ridings, age 54, is a nominee for election as a director of our company. He has served as chairman of the board and chief executive officer of Craftmade International, Inc., a publicly-owned company, since 1986 and as its president since 1989. He has been a director of Craftmade since its inception in 1985 and served as its vice president from 1985 to 1986.

Our directors serve for a term of one year unless they resign or are removed. Our executive officers are appointed by the board of directors on an annual basis and serve in accordance with the terms of their employment agreements. Other than the father and son relationship between Murray H. Gross and Steven L. Gross, our vice president of marketing, there are no family relationships among any of our directors or executive officers.

Compensation of Directors

Our non-employee directors receive an annual retainer of $15,000, 25% of which will be paid each quarter. The chairman of our audit committee will receive an additional annual retainer of $5,000. The annual compensation is payment for each director’s attendance of up to eight meetings per year, including board and committee meetings. For each meeting attended by the non-employee directors over the annual eight meetings, each director will be paid $500. We reimburse our directors for expenses relating to attendance of meetings. We do not compensate employee directors for attendance at board of directors’ meetings or committee meetings. From time to time our directors have received stock option grants.

Corporate Governance

We manage our business under the direction of our board of directors. The board meets at least quarterly during the year to review significant developments and to act on matters requiring board approval. The board held four regularly scheduled meetings, an annual meeting and one special meeting during fiscal year 2003. The board also held four meetings by the written unanimous consent of the board members. Each director attended at least three-fourths of the total number of meetings of (1) our board of directors sitting as a whole and (2) all committees of our board.

The board has long been committed to sound and effective corporate governance practices. Five of the seven nominees for election as directors of our board are independent, and our key committees are and will continue to be comprised solely of independent directors. We formed a nominating/corporate governance committee last year to consider and recommend candidates for board vacancies, actively recruit qualified candidates, review and make recommendations regarding committee assignments and committee structure, and assist the board in developing and implementing corporate governance practices and policies.

The board during the past fiscal year also adopted a comprehensive set of corporate governance guidelines, which addresses a number of important governance issues, including director independence, criteria for board membership, expectations regarding attendance and participation in meetings, committee responsibilities, authority of the board and certain committees to engage outside independent advisors as they deem appropriate, and annual board self-evaluation. We have published these guidelines on the corporate governance page of our web site, which can be accessed through www.ushomesystems.com.

Management and the board have reviewed the provisions of the Sarbanes-Oxley Act of 2002, the related rules of the Securities and Exchange Commission, or SEC, and the Nasdaq Stock Market regarding corporate governance policies and procedures. One result of this process has been the revision of our charter setting forth the powers and responsibilities of the audit committee. Further in full compliance with the new rules, the board has also implemented formal charters setting forth the powers and responsibilities of the compensation and nominating/corporate governance committees. As the Nasdaq Stock Market proposals continue to evolve, the board, under the direction of the nominating/corporate governance committee, will continue to assess the charters of each of these committees. All three of our charters may be viewed on the corporate governance page of our web site, www.ushomesystems.com. The charter for the audit committee is attached as Appendix A to this proxy statement.

Audit Committee. Our audit committee is comprised of three directors who meet the independence requirements of the Nasdaq Stock Market and is responsible for (1) selection of our independent accountants, (2) reviewing the scope of, and the fees for, the annual audit, (3) reviewing with the independent accountants our accounting practices and policies, (4) reviewing with the independent accountants their audit report, (5) reviewing with our chief financial officer and independent accountants overall accounting and financial controls, and (6) being available to the independent accountants during the year for consultation purposes. The audit committee held three meetings during fiscal year 2003. Our audit committee is comprised of Messrs. Jobe (chairman), Buchholz and Yoho. Our board has determined that Larry Jobe is an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and SEC rules. Each audit committee member attended all of the meetings.

Compensation Committee. Our compensation committee, which is comprised of two independent directors, determines the salaries of our executive officers, assists in determining the salaries of other personnel, administers the grant of awards under our 2000 Stock Compensation Plan and performs other similar functions. The compensation committee held two meetings during fiscal year 2003. Our compensation committee is comprised of Messrs. Buchholz (chairman) and Jobe. All committee members were present at each meeting.

Nominating/Corporate Governance Committee. Our nominating/corporate governance committee is comprised of two non-employee directors who meet the independence requirements of the Nasdaq Stock Market and is responsible for identifying individuals qualified to become members of the board, recommending to the board qualified director nominees to be proposed for election at the annual meeting of stockholders, recommending to the board directors to be appointed to the various committees of the board, and assisting the board in developing and implementing effective corporate governance practices and policies. The nominating/corporate governance committee held one meeting during fiscal year 2003 to approve the nominating/corporate governance charter and corporate governance guidelines. Our nominating/corporate governance committee is comprised of Messrs. Buchholz (chairman) and Jobe. All committee members were present at each meeting.

Code of Ethics and Business Conduct

Our board of directors has adopted a code of ethics and business conduct. While no code of conduct can replace the thoughtful behavior of an ethical director, officer or employee, we feel the code of ethics and business conduct will, among other things, focus our board and management on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and generally help foster a culture of honesty and accountability. Any amendment or waiver of the code of ethics and business conduct may only be made by the board or a committee of the board. A current copy of the code of ethics and business conduct is posted on our website, www.ushomesystems.com. Any future amendments or waivers of the code of ethics and business conduct will be promptly disclosed on our website. In addition, copies of the code of ethics and business conduct are available to all stockholders upon request.

Disclosure Regarding Nominating/Corporate Governance Committee Functions and Communications Between Stockholders and the Board of Directors

•	Our nominating/corporate governance committee’s responsibilities include performing the functions of a nominating committee pursuant to its charter, which is available on our website at www.ushomesystems.com.

•	All members of the nominating/corporate governance committee are “independent” as defined by the Nasdaq Stock Market listing standards.

•	Our nominating/corporate governance committee does not have a specific policy with regard to the consideration of any director candidates recommended by security holders. Our board of directors believes that such a policy is unnecessary because it considers all director candidate recommendations without regard to the source of the recommendation.

•	Our corporate governance guidelines set forth the qualifications that are to be considered in connection with the selection of a nominee to our board of directors. Our corporate governance guidelines are available on our website, www.ushomesystems.com.

•	The process for identifying and evaluating nominees is described in our corporate governance guidelines. The evaluation process for candidates is the same regardless of the source of the recommendation.

•	We do not pay a fee to any third party to identify or evaluate nominees for director; however, we may retain such parties in the future, particularly with respect to nominees that are not already directors.

•	Since the last annual meeting, the corporate governance committee has not received a recommended nominee from a stockholder owning 5% or more of our common stock.

•	Communications to the board of directors may be delivered in care of our general counsel, Richard B. Goodner, U.S. Home Systems, Inc., 750 State Highway 121 Bypass, Suite 170, Lewisville, Texas 75067.

Recommendation of the Board of Directors

The board recommends that stockholders vote “FOR” the nominees listed above.

PROPOSAL TWO

APPROVAL OF THE RESTRICTED STOCK PLAN

Background

On May 24, 2004, the board of directors adopted the U.S. Home Systems, Inc. 2004 Restricted Stock Plan, or Restricted Stock Plan, subject to the approval of our stockholders. The Restricted Stock

Plan allows for awards of stock to our directors, officers and employees. If stockholder approval is not obtained, we will not implement the Restricted Stock Plan and no awards will be issued thereunder. A copy of the Restricted Stock Plan is attached to this proxy statement as Appendix B.

Purpose of the Restricted Stock Plan

The purpose of the Restricted Stock Plan is to attract, retain and award the services of our employees and directors, and to provide such persons with a proprietary interest in our company through the granting of restricted stock intended to (1) increase the interests of such persons in our company’s welfare, (2) furnish an incentive to such persons to continue their services for our company and (3) provide a means by which we may attract able persons as employees.

Description of the Restricted Stock Plan

The following description of the Restricted Stock Plan is qualified in its entirety by reference to the copy of the Restricted Stock Plan set forth in Appendix B to this proxy statement.

Eligibility. All of our directors and employees are eligible to participate in the Restricted Stock Plan.

Shares Subject to the Restricted Stock Plan. The Restricted Stock Plan authorizes the granting of awards with respect to an aggregate of up to 500,000 shares of our common stock (subject to adjustment as described below). Shares which are forfeited, terminated or settled in cash in lieu of common stock or restricted stock shall again become available for award under the Restricted Stock Plan.

Administration. The Restricted Stock Plan is administered by a committee of the board of directors consisting of not less than two (2) persons. Each member of the committee will exhibit the independence necessary to comply with any applicable securities law, the rules of the Nasdaq Stock Market or any other applicable law, as necessary.

Awards. The board determines, based on recommendations from the committee, persons to whom awards of restricted stock shall be made. Such awards may be based on the satisfaction of pre-established, company-wide performance goals or made at the discretion of the board. The committee shall have the authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement to be entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement.

Transferability. Except as set forth in the applicable award agreement, no stock awarded under the Restricted Stock Plan shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of so long as such shares are subject to the forfeiture provisions of the award.

Adjustments. If our outstanding common stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, in which we are the surviving corporation, an appropriate adjustment shall be made in the number and kind of shares that have been awarded pursuant to the Restricted Stock Plan and that may be thereafter awarded.

Change of Control. In the event of a change of control (as defined in the Restricted Stock Plan), all awards will become automatically vested in full.

Duration. The Restricted Stock Plan shall continue until May 24, 2014, unless otherwise amended or terminated. Termination will not affect any restriction previously imposed on stock awarded pursuant to the Restricted Stock Plan.

Amendments. The board may amend or terminate the Restricted Stock Plan at any time, subject to stockholder approval required under any applicable laws, rules or regulations. Unless required by law, no amendment shall adversely affect any rights of participants or our obligations to participants with respect to any award previously granted under the Restricted Stock Plan without the consent of the affected participant.

Federal Income Tax Consequences of the Restricted Stock Plan. The following is a brief summary of certain of the Federal income tax consequences of awards granted under the Restricted Stock Plan based on Federal income tax laws in effect on January 1, 2004.

A participant who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the current fair market value of the shares. We will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income. Any awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

In addition, a participant who is granted a restricted stock award that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code that he is taxed on the award upon the date of grant based upon the fair market value of the stock at the date of grant. If, however, this restricted stock award is subsequently forfeited he is not entitled to a tax loss for the amount he has previously been required to report as taxable income. Moreover, participants who are employees when income is realized will be subject to the normal wage withholding provisions.

We will obtain a deduction for federal income tax purposes to the extent that a participant realizes taxable income in connection with the restricted stock grants.

The foregoing discussion is not a complete description of the Federal income tax aspects of awards under the Restricted Stock Plan. In addition, administrative and judicial interpretations of the application of the Federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards.

Accounting Treatment. For accounting purposes, we will recognize compensation expense for shares of common stock subject to awards under the Restricted Stock Plan over the vesting period at the fair market value of such shares on the date they are awarded.

Recommendation of the Board of Directors

The board recommends that you vote “For” approval of the Restricted Stock Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our officers, directors and employees have an interest in approval of the Restricted Stock Plan. Upon stockholder approval of the Restricted Stock Plan, our officers, directors and employees may be granted restricted stock under the Restricted Stock Plan. Approval of the Restricted Stock Plan is being presented as Proposal Two in this proxy statement.

STOCK OWNERESHIP OF PRINCIPAL OWNERS AND MANAGEMENT

The following table sets forth certain information at May 26, 2004, regarding the beneficial ownership of our common stock of:

•	each person or group known by us to beneficially own 5% or more of our outstanding shares of common stock;

•	each of our directors, director nominees, executive officers and senior management; and

•	all our executive officers, nominees for election as directors, directors, including two members of our senior management, as a group.

Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

	Shares Beneficially Owned(1)
Name of Beneficial Owner(2)	Number	Percent(3)
Murray H. Gross(4)(15)	634,619	9.5%
Peter T. Bulger(5)	293,798	4.4%
Steven L. Gross(6)	212,212	3.2%
David A. Yoho(7)(15)	284,947	4.3%
Ronald I. Wagner(8)	591,658	8.9%
Robert A. DeFronzo(9)	62,966	*
Richard B. Goodner(10)	25,000	*
D.S. Berenson(11)(15)	37,406	*
James D. Borschow(12)	398,154	6.0%
Daniel L. Betts(13)	129,166	2.0%
SWS Group, Inc.	457,154	6.9%
Don A. Buchholz(14)(15)	534,154	8.1%
Larry A. Jobe(15)	-0-	-0-
Kenneth W. Murphy(15)	-0-	-0-
James R. Ridings(15)	-0-	-0-
Directors, nominees and officers as a group (14 persons)(16)	3,204,081	46.2%

*	Denotes less than 1% of the outstanding shares of common stock.
(1)	On May 26, 2004, there were 6,581,890 shares of common stock outstanding and no shares of preferred stock issued and outstanding.
(2)	Each person named below has the sole investment and voting power with respect to all shares of common stock shown as beneficially owned by the person, except as otherwise indicated below. Under applicable SEC rules, a person is deemed the “beneficial owner” of a security with regard to which the person directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose, or direct the disposition, of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through the exercise of any option or warrant or through the conversion of another security.

(3)	In determining the percent of voting stock owned by a person on May 26, 2004, (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 6,581,890 shares of common stock outstanding on May 26, 2004, and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.
(4)	Includes 522,953 shares of common stock held by About Face Limited and 111,666 shares which may be purchased by Mr. Gross upon exercise of stock options. About Face Limited is a family limited partnership, the partners of which are Murray H. Gross and his wife Barbara Gross, each of whom own a 49.5% interest in the partnership. GP About Face Ltd. is the general partner of the partnership and owns a 1% interest in the partnership. Mr. Gross is the president of the general partner. Mr. Gross has sole investment and voting power over the shares of our common stock held by the partnership. 49,673 shares of the common stock held by About Face Limited underlie an option granted to a third party, which option may be exercised up to July 1, 2004, at an exercise price of $3.50 per share. Mr. Gross is our president, chief executive officer and chairman of our board of directors.
(5)	Includes 218,798 shares of common stock held by Peter T. Bulger and 75,000 shares which may be purchased upon exercise of stock options. 20,639 shares of the common stock held by Mr. Bulger underlie an option granted to a third party, which option may be exercised up to July 1, 2004, at an exercise price of $3.50 per share. Mr. Bulger is vice president and chief operating officer of our company.
(6)	Includes 162,212 shares of common stock held by Gross Family Trust, of which Steven L. Gross and his wife Susan M. Gross are co-trustees, and 50,000 shares which may be purchased upon exercise of stock options. Steven L. Gross and Susan M. Gross are grantors of the trust and each has dispositive and voting power over the shares of our common stock held by the trust. 15,814 shares of the common stock held by Gross Family Trust underlie an option granted to a third party, which option may be exercised up to July 1, 2004, at an exercise price of $3.50 per share. Mr. Gross is vice president of marketing of our company.
(7)	Includes 261,072 shares of common stock held by the David A. Yoho Revocable Trust dated January 19, 1995 of which Mr. Yoho is the trustee, 21,875 shares which may be purchased upon exercise of stock options and 2,000 shares held in the David A. Yoho IRA Rollover. Mr. Yoho is the grantor of the trust and as trustee has sole investment and voting power of our common stock held by the trust. 24,010 shares of the common stock held by David A. Yoho Revocable Trust underlie an option granted to a third party, which option may be exercised up to July 1, 2004, at an exercise price of $3.50 per share. Mr. Yoho is a director of our company.
(8)	Includes 589,783 shares of common stock held by Ronald I. Wagner and 1,875 shares which may be purchased upon exercise of stock options. 54,157 shares of the common stock held by Mr. Wagner underlie an option granted to a third party, which option may be exercised up to July 1, 2004, at an exercise price of $3.50 per share. Mr. Wagner is a director of our company. Mr. Wagner has advised us that he will not be a nominee for re-election to our board of directors.
(9)	Includes 37,966 shares of common stock held by Robert A. DeFronzo and 25,000 shares which may be purchased upon exercise of stock options. Includes 3,486 shares of common stock underlying an option granted to a third party, which option may be exercised up to July 1, 2004 at an exercise price of $3.50 per share. Mr. DeFronzo is secretary, treasurer and chief financial officer of our company.
(10)	Represents 25,000 shares which may be purchased upon exercise of stock options.
(11)	Includes 35,206 shares of common stock which may be purchased upon exercise of stock options and 2,200 shares beneficially owned by Mr. Berenson. Mr. Berenson is a director of our company.

(12)	Includes 393,154 shares of common stock held by James Borschow and 5,000 shares which may be purchased upon exercise of stock options. Mr. Borschow is president of our subsidiary, First Consumer Credit, Inc.
(13)	Includes 122,500 shares of common stock held by Daniel Betts and 6,666 shares which may be purchased upon exercise of stock options. Mr. Betts is president of our subsidiary, USA Deck, Inc.
(14)	Includes 50,000 shares held by Buchholz Investments, 27,000 shares owned by Mr. Buchholz and 457,154 shares of common stock held by SWS Group, Inc. of which Mr. Buchholz is the chairman of the board. Buchholz Investments is a general partnership, the partners of which are Don A. Buchholz, his wife, Ruth Buchholz, his adult son, Robert Buchholz and his adult daughter, Chrystine B. Roberts. Robert Buchholz has voting and investment power with regard to the shares of common stock owned by the partnership. Don A. Buchholz and his wife jointly own a one-third interest in the partnership and his son and daughter each own a one-third interest. Mr. Buchholz is a director of our company.
(15)	Nominee for election as a director.
(16)	Includes the beneficial ownership of certain shares by officers, directors and nominees for election as directors, and shares of common stock which may be purchased by them upon exercise of stock options as disclosed in the foregoing footnotes and shares beneficially owned by James D. Borschow, the president of our subsidiary, First Consumer Credit, Inc. and shares beneficially owned by Daniel L. Betts, the president of our subsidiary, USA Deck, Inc.

Option Agreement

In January 2002, certain of our stockholders, who were former equity holders of U.S. Remodelers, Inc., granted an option to an unaffiliated third party to purchase, on or before January 1, 2004, from such stockholders 300,000 shares of our common stock at an exercise price of $3.50 per share. In October 2003, certain of our management stockholders including Murray H. Gross, Peter T. Bulger, Robert A. DeFronzo and Steven L. Gross, four of our executive officers, and Ronald I. Wagner and David A. Yoho, two of our directors, agreed to extend the expiration date of the option to purchase 167,779 shares to July 1, 2004. On December 24, 2003 the option holder exercised the option to purchase 132,221 shares from non-management stockholders for $462,774. The 300,000 shares subject to the option have been registered for sale under the shelf registration statement on Form S-3 which was declared effective by the SEC on July 6, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, and regulations of the SEC require our executive officers and directors and persons who own more than 10% of our common stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transaction reports covering any changes in ownership with the SEC. Executive officers, directors and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with all such reports they file.

Based solely on review of the copies of such reports that we have received and written representations that no other reports were required for such persons, we believe that all filing requirements applicable to our executive officers, directors and owners of more than 10% of our common stock were complied with.

Certain Relationships and Related Transactions

D.S. Berenson, a member of our board of directors, is a partner in a law firm we have retained to provide legal services in the area of consumer financing. For the year ended December 31, 2003 and in the three-month period ended March 31, 2004, we have made payments of $199,303.46 and $41,000, respectively, to his law firm.

Don A. Buchholz, a member of our board of directors, serves as chairman of the board of SWS Group, Inc., a publicly traded company. Mr. Buchholz also is a director of First Savings Bank, or FSB, one of our lenders and a subsidiary of SWS Group.

On May 23, 2003, we obtained a $4 million loan from FSB. As of March 31, 2004, we had $2.5 million outstanding under this loan. On May 24, 2004, the FSB loan was refinanced with a $2.5 million term note with Frost National Bank. The Frost Bank note matures August 30, 2004. The FSB loan was secured by collateral that included securities held in brokerage accounts in the name of Don A. Buchholz and additional securities held in brokerage accounts in the name of Angela Buchholz Children’s Trust and Chrystine B. Roberts and Mark A. Roberts as joint tenants. The FSB loan was further secured with real estate owned by Chickadee Partners, L.P. and the unconditional guarantees of us, Chickadee Partners, L.P., and Bosque-Chickadee Management Company, LLC, the general partner of Chickadee Partners, L.P. In consideration for the guarantees and collateral provided by Chickadee Partners, L.P., we paid Chickadee Partners, L.P. a monthly payment equal to the difference between 14% and the prime rate on the outstanding principal of the FSB loan until the obligation was paid. For the year ended December 31, 2003 and in the three-month period ended March 31, 2004, we paid Chickadee Partners, L.P. $166,668 and $62,328, respectively, as a collateral fee and paid FSB $67,260 and $24,932, respectively, as interest. The Angela Buchholz Children’s Trust and Chrystine B. Roberts are limited partners in Chickadee Partners, L.P. Angela Buchholz is the daughter-in-law of Don A. Buchholz and Chrystine B. Roberts is Mr. Buchholz’s daughter, and except for their relationship to Mr. Buchholz, neither is affiliated with us. Mr. Buchholz does not own any interest in Chickadee Partners, L.P. and has not received any compensation from us or Chickadee Partners, L.P. for providing us with his property to partially secure the FSB loan.

EXECUTIVE OFFICERS

The executive officers of our company, who are elected by our board of directors, and serve at its discretion, are as follows:

Name	Age	Position(s)
Murray H. Gross(1)	65	President, Chief Executive Officer, Chairman of the Board, and Director
Peter T. Bulger	44	Vice President and Chief Operating Officer
Steven L. Gross	41	Vice President of Marketing
Robert A. DeFronzo	49	Secretary-Treasurer and Chief Financial Officer
Richard B. Goodner	58	Vice President-Legal Affairs and General Counsel

(1)	The business experience of Mr. Gross is included under “Proposal One: Election of Directors—Nominees for Director.”

Peter T. Bulger serves as our vice president and chief operating officer, positions he has held since February 2001. He served as a vice president of U.S. Remodelers, Inc., one of our wholly-owned subsidiaries, from January 1997 to December 24, 2003 and served as U.S. Remodelers’ chief operating officer from June 1998 until December 24, 2003 when he was elected president and chief executive officer of U.S. Remodelers. He has 17 years of experience in the home improvement industry.

Steven L. Gross serves as our vice president of marketing, a position he has held since February 2001. He has been vice president of marketing of U.S. Remodelers since its inception in January 1997. He has 16 years experience in the home improvement industry. He is the son of Murray H. Gross.

Robert A. DeFronzo serves as our secretary, treasurer and chief financial officer, positions he has held since February 2001. He joined U.S. Remodelers in December 1997 as chief financial officer, secretary and treasurer after the acquisition of Reunion Home Services, Inc., where he was chief financial officer. He has 13 years of experience in the home improvement industry.

Richard B. Goodner has served as general counsel since June 2003 and as vice president – legal affairs since August 2003. From 1997 to June 2003, he was a partner in the Dallas, Texas office of Jackson Walker, L.L.P. He has practiced in the area of corporate and securities law for over 30 years and has represented numerous public and private companies in a range of general corporate and securities matters.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid to our chief executive officer and our four other executive officers who received salary and bonus in excess of $100,000 during the referenced periods. In this proxy statement, we refer to these five individuals as our “named executive officers.”

Summary Compensation Table

Long-Term Compensation
		Annual Compensation(1)		Securities Underlying Stock Options
Name and Position	Year	Salary	Bonus
Murray H. Gross President, Chief Executive Officer and Chairman of the Board of Directors	2003 2002 2001	$283,852 263,000 250,000	$55,040 58,052 94,896	20,000 — 105,000

Peter T. Bulger Vice President and Chief Operating Officer	2003 2002 2001	$252,384 220,000 210,000	$55,040 58,052 94,896	— — 75,000

Steven L. Gross Vice President of Marketing	2003 2002 2001	$178,884 147,000 140,000	$45,867 48,377 79,080	— — 50,000

Robert A. DeFronzo Secretary, Treasurer and Chief Financial Officer	2003 2002 2001	$157,520 126,000 120,000	$27,520 29,025 47,448	— — 25,000

Richard B. Goodner(2) Vice President—Legal Affairs and General Counsel	2003	$63,920	$—	50,000

(1)	The referenced individuals received personal benefits in addition to salary and bonuses. The aggregate amount of such personal benefits, however, did not exceed the lesser of $50,000 or 10% of their total annual salary and bonus.
(2)	Mr. Goodner was employed as our general counsel on June 13, 2003 and elected as our vice president—legal affairs in August 2003 at an annual salary of $153,600.

Employment Agreements

We have an employment agreement with Murray H. Gross, our president, chief executive officer and chairman of the board of directors. The term of our employment agreement with Mr. Gross ends on December 31, 2006. The employment agreement will automatically be extended for an additional one year term unless either party notifies the other of its intent not to renew the agreement on or before November 30, 2006. If the employment agreement is terminated by us for just cause or by Mr. Gross without good reason, Mr. Gross will not be entitled to severance pay. If the employment agreement is terminated by us without just cause or by Mr. Gross with good reason, which includes a change in our control, Mr. Gross will be entitled to severance pay in a lump sum amount equal to the greater of the remainder of the term of the agreement then in effect or one year’s base salary as then in effect. If at the time of Mr. Gross’ death his employment agreement is in effect and Mr. Gross is married, we are obligated to pay Mr. Gross’ widow in a lump sum an amount of cash equal to one year’s salary. We also pay the annual premiums to provide Mr. Gross’ beneficiaries with $1,250,000 of life insurance benefits. If we terminate Mr. Gross’ employment as a result of his disability, Mr. Gross will be entitled to receive an amount equal to the difference between his salary at the date of termination and any disability compensation received by him for a two year period. Mr. Gross is entitled to receive bonuses and other incentive compensation as determined by our compensation committee. The employment agreement contains provisions related to confidentiality and non-competition.

Pursuant to Mr. Gross’ employment agreement, Mr. Gross may resign from his employment with us and convert his employment agreement into a consulting agreement upon his attainment of the age of 68 but prior to September 1, 2009. The terms of the consulting agreement are similar to Mr. Gross’ employment agreement, except that his compensation will equal 70% of his salary on the day of his resignation.

We also have employment agreements with each of Peter T. Bulger, Steven L. Gross, Robert A. DeFronzo and Richard B. Goodner. Our employment agreements with these executive officers are for a one-year initial term; provided that six months prior to the first anniversary of the employment agreement, and each anniversary thereafter, the employment agreement will automatically be extended for an additional year unless we notify the executive officer of our intent not to extend the agreement. If an executive’s employment agreement is terminated by us for cause or by the executive without good reason, the executive will not be entitled to severance pay. If we terminate the executive without cause, the executive will be entitled to severance pay equal to one year’s salary. If we terminate the executive as a result of his disability, the executive will be entitled to receive an amount equal to the difference between his salary at the date of termination and any disability compensation received by him for a one-year period. If at the time of the executive’s death his employment agreement is in effect and the executive is married, we are obligated to pay the executive’s widow in a lump sum an amount of cash equal to one year’s salary. If the executive terminates his employment with us for good reason or within one year of a change in our control, he will be entitled to severance pay equal to one year’s salary. Our executives are entitled to receive bonuses and other incentive compensation as determined by our compensation committee. The employment agreements contain provisions related to confidentiality and non-competition.

Cash Bonus Plan

We have an executive cash bonus plan which recognizes and rewards contributions made to us by certain executive officers and key management. The bonus plan is administered by our compensation committee, who, each fiscal year selects the executive officers and key management eligible to receive bonus awards under the plan for the current or subsequent fiscal years. The compensation committee determines the amount of the cash bonus pool available for distribution for the fiscal year. The cash bonus pool available for distribution may be a designated amount or an amount equal to a percentage

(as determined by the compensation committee) of our pre-tax profit for the applicable fiscal year. Each participant in the bonus plan shall receive a quarterly draw against his awarded annual bonus. The bonus plan contains provisions that address the availability of bonuses and payment procedures for eligible participants in the plan whose employment with us is terminated during a given fiscal year.

Option Grants in Last Fiscal Year

The following tables show all individual grants of stock options to the named executives during the fiscal year ended December 31, 2003.

	Individual Grants		Exercise or Base Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Option Granted(1)	% of Total Options Granted to Employees in Fiscal Year
Name					5%	10%
Murray H. Gross(2)	20,000	11.5%	$5.31	01/10/2013	$66,800	$169,200
Richard B. Goodner(3)	50,000	28.8%	$7.49	06/13/2013	$235,000	$597,000

(1)	As required under the SEC’s rules, amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock. If our stock price does not actually increase to a level above the applicable exercise price at the time of exercise, the realized value to the named executives from these options will be zero.
(2)	Murray H. Gross is president, chief executive officer and a director of our company. The options granted to Mr. Gross during 2003 were granted under our 2000 Stock Compensation Plan. The exercise price of such options is equal to 100% of the price per share of our common stock on the date of grant and expires if not exercised ten years after the date of grant.
(3)	Mr. Goodner is our general counsel and vice president—legal affairs. The options granted to Mr. Goodner during 2003 were granted under our 2000 Stock Compensation Plan. The exercise price of such options is equal to 100% of the price per share of our common stock on the date of grant and expires if not exercised ten years after the date of grant.

Option Exercise and Holdings

The following table sets forth information regarding the exercise of stock options by the named executives during 2003 and the exercisable and unexercisable stock options held as of December 31, 2003 by these officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Option Granted		Value of Unexercised Options
			Exercisable	Unexercisable	Exercisable	Unexercisable(1)
Murray H. Gross(2)	—	—	105,000	20,000	$749,700	$115,800
Peter T. Bulger(3)	—	—	75,000	—	$562,500	—
Steven L. Gross(3)	—	—	50,000	—	$375,000	—
Robert A. DeFronzo(3)	—	—	25,000	—	$187,500	—
Richard B. Goodner(4)	—	—	12,500	37,500	$45,125	$135,375

(1)	Value of unexercised in-the-money options at December 31, 2003, is calculated based on the fair market value of our common stock on December 31, 2003, of $11.10 per share less the option exercise price. Under SEC rules, an option was “in-the-money” on December 31, 2003, if the exercise price was less than $11.10.
(2)	The exercise price of options to purchase 105,000 shares is $3.96 per share and the exercise price to purchase 20,000 shares is $5.31. Options granted to Murray Gross to purchase 105,000 shares expire on April 23, 2006, and options to purchase 20,000 shares expire on January 10, 2013.
(3)	The exercise price of these options is $3.60 per share. The options expire on April 23, 2011.
(4)	The exercise price of these options is $7.49 per share. The options expire on June 13, 2013.

Equity Compensation Plans

The following table provides information as of December 31, 2003 with respect to our common shares issuable under equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:
2000 Stock Compensation Plan(1) (2) (3)	770,362	$4.65	518,268

Equity compensation plans not approved by security holders	—	—	—
Total	770,362	$4.65	518,268

(1)	Our 2000 Stock Compensation Plan allows for the granting of share options to employees, directors and advisors.
(2)	Excludes 18,250 outstanding share options assumed in connection with the merger of U.S. Remodelers with us in 2001 at a weighted average exercise price of $8.90. We do not intend to issue any additional options under the assumed plans.
(3)	On June 12, 2002, our stockholders approved an amendment to the 2000 Stock Compensation Plan. The 2000 Stock Compensation Plan was originally approved by our stockholders on January 12, 2001. The 2000 Stock Compensation Plan initially limited the maximum number of shares of common stock in respect to which options may be granted under the 2000 Stock Compensation Plan to 10% of our outstanding common stock, up to 3,000,000 shares. Pursuant to the amendment, approved by the stockholders, the maximum number of shares of common stock in respect to which options may be granted is 3,000,000 shares without limitation, and the number of shares in respect of which options may be granted to any one person under the 2000 Stock Compensation Plan is 300,000 shares during any single calendar year. Subsequent to the stockholders approval of the 2000 Stock Compensation Plan amendment, our board of directors approved restricting the number of shares available for options under the 2000 Stock Compensation Plan to 20% of the outstanding shares of common stock of the company. The board retained the authority to increase the number of shares available for options under the 2000 Stock Compensation Plan up to a maximum of 3,000,000 shares from time to time as may be necessary in the future to provide ample shares for options under the 2000 Stock Compensation Plan for our employees, directors and advisors.

Restricted Stock Plan

All of the directors and employees of the company and its subsidiaries will be eligible to participate in the Restricted Stock Plan. Our compensation committee shall have the authority to determine any vesting schedule, rights of repurchase, and other terms, conditions and restrictions on the common stock awarded under the Restricted Stock Plan, as set forth in the applicable award agreement to be entered into with each participant. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of board service. A participant to whom an award is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement. Such awards may be based on the satisfaction of pre-established, company-wide performance goals or made at the discretion of the board. The compensation committee believes that restricted stock provides an incentive to achieve our long-term strategic goals by aligning the financial interests of the executive officers with those of our stockholders. We expect to implement the Restricted Stock Plan upon stockholder approval. Please read the section of this proxy statement entitled “Proposal Two—Approve the Restricted Stock Plan” for more information.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

Compensation Committee Report

The compensation committee consists of two directors who are not officers or employees of the company or of any of its affiliates. The compensation committee establishes the salaries and other compensation for executive officers, including the company’s chief executive officer and the other named executive officers. The compensation committee also administers the company’s 2000 Stock Compensation Plan.

In 2003, we engaged the services of Mann Frankfort Stein & Lipp, an employment compensation consulting firm, to provide advice to the compensation committee with respect to the base salaries and bonuses of our executive officers and compensation for our non-employee directors. The consultants analyzed the compensation levels of executive officers and directors of a peer group of companies for fiscal year 2002 and used proprietary valuation methodologies to value the long-term incentive compensation levels of the officers and directors of the companies in the peer group. The compensation committee considered this information to be of significant value in establishing executives’ base salaries and executives’ bonuses and director compensation for 2004.

Philosophy. The compensation committee, composed of two independent directors, administers the executive compensation program. The philosophy of the compensation committee as it relates to executive compensation is that the chief executive officer and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the company in achieving its business objectives in an industry facing increasing regulation, competition and change, while aligning the compensation of senior management with the long-term interests of stockholders.

Salary. Annual compensation for senior management consists of base salary and, when appropriate, bonus compensation. The basic terms of employment of each named executive officer is described under “Employment Agreements” above. Salary levels of executives are reviewed and normally adjusted annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the compensation committee considers: (1) the chief executive officer’s recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time in position and individual performance of each officer, including the chief executive officer; and (3) compensation levels at institutions of comparable size and complexity. The compensation committee’s analysis is a subjective process that utilizes no specific weighting or formula of the aforementioned factors in determining executives’ base salaries. The compensation committee also reviewed and considered the base salaries of the company’s executive officers in light of the base salaries paid to companies in the company’s peer group.

Bonuses. The compensation committee considers bonus compensation to be a motivational method for encouraging and rewarding outstanding individual performance, as well as the overall performance of the company. Awards under the bonus plan are recommended to the board of directors by the compensation committee based primarily upon: (1) the overall performance of the company, including the company’s performance versus its business plan; (2) the performance of the individual officer; and (3) the recommendation of the chief executive officer. The purpose of the bonus plan is to provide a special incentive to each executive to maximize his or her individual performance and the overall performance of the company. For most senior officers, bonus-to-salary ratios are sufficiently high to provide meaningful incentives to accomplish these objectives. In 2003, the company’s executive officers earned bonuses totaling approximately $183,000.

Option Grants. The compensation committee also considers stock option grants to be an important motivational method for encouraging outstanding performance, especially for senior officers. The compensation committee believes that stock options provide management with a direct interest in the value of the common stock of the company, thus aligning the interests of management with those of stockholders. In 2003, the compensation committee granted a total of 70,000 options to purchase the company’s common stock to executive officers. Each of our named executive officers holds options to purchase common stock of the company.

Chief Executive Officer’s Compensation. In keeping with the general compensation philosophy outlined above, our chief executive officer’s base salary was established to place emphasis on incentive compensation while remaining competitive with others in our industry. The compensation committee reviewed measures of individual performance to determine the bonus portion of his annual compensation. Murray H. Gross, our chief executive officer, is subject to the same bonus plan as the other executive officers. In determining Mr. Gross’ compensation, the compensation committee considered Mr. Gross’ performance, his compensation history and other subjective factors in light of our financial results over the last completed fiscal year. The compensation committee believes that the total compensation package is commensurate with the compensation paid to the chief executive officers of corporations in similar lines of business after adjustment to compensate for differences in the size, business mix and geographic area of the companies reviewed.

Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to the company’s chief executive officer and its four other most highly compensated executive officers. Some types of compensation, including qualified performance-based compensation, will not be subject to the deduction limit if specified requirements are met. In general, the company structures and administers its 2000 Stock Compensation Plan in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, there can be no assurance that compensation attributable to awards granted under the company’s 2000 Stock Compensation Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, the compensation committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the compensation committee believes such payments are appropriate and in the best interests of the company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

Submitted by the compensation committee of the board of directors

Don A. Buchholz, Chairman

Larry A. Jobe

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee of our board of directors are named above under “Proposal One: Election of Directors—Corporate Governance.” None of our executive officers serves as a member of the compensation committee of, or as a director of, another entity, of which any members of our compensation committee is an executive officer.

AUDIT COMMITTEE REPORT

Our board of directors maintains an audit committee, acting pursuant to a written charter adopted by the board of directors, comprised of three non-employee directors of our company, who are independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission and the Nasdaq Stock Market. The audit committee charter was amended in August 2003 and is attached to this proxy statement as Appendix A. It may also be reviewed on the corporate governance page of the company’s website at www.ushomesystems.com. Our board of directors has determined that Larry A. Jobe, chairman of the audit committee, qualifies as an “audit committee financial expert” under current regulations. The audit committee believes that the audit committee’s current member composition satisfies the requirements of the Sarbanes-Oxley Act of 2002, the recently enacted rules of the Securities and Exchange Commission and the current listing standards of the Nasdaq Stock Market that govern audit committee composition.

The audit committee assists the board of directors in its oversight responsibilities and, in particular, is responsible for (1) monitoring the integrity of the company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance, (2) selecting and appointing the company’s independent auditors and monitoring their independence and performance, pre-approving all audit and non-audit services to be provided, consistent with all applicable laws, to the company by the company’s independent auditors, and establishing the fees and other compensation to be paid to the independent auditors, and (3) establishing procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submission by the company’s employees, regarding accounting, internal controls or audit related matters.

Management is responsible for the company’s financial reporting process, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the company. We are not and do not represent ourselves to be, or to serve as, accountants or auditors by profession, or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the company’s financial statements.

Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our company’s independent accountants are in fact “independent.”

We have reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to us that the company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. We have discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The company’s independent auditor also provided us with the written disclosures required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” and we discussed with the independent auditor that firm’s independence.

Following our discussions with management and the independent auditor, we recommended that the board of directors include the audited consolidated financial statements in the company’s annual report on Form 10-K for the year ended December 31, 2003.

Submitted by the audit committee

of the board of directors

Larry A. Jobe, Chairman

Don A. Buchholz

David A. Yoho

INDEPENDENT PUBLIC ACCOUNTANTS

On December 3, 2003, we replaced our independent accountants, Ernst & Young LLP, who resigned as our independent auditors effective November 21, 2003, with Grant Thornton LLP. Ernst & Young audited our financial statements for the fiscal years ended December 31, 2001 and 2002. Ernst & Young’s reports for those periods did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period of their engagement, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter in their report.

Representatives of Grant Thornton LLP, our independent public accountants, are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The audit committee pre-approves the audit fees and services provided by our independent accountants. This committee also reviews any factors that could impact the independence of our independent accountants in conducting the audit and receives certain representations from our independent accountants towards that end.

The following table summarizes the fees paid or payable to Grant Thornton LLP and Ernst & Young LLP, or E&Y, for services rendered for the fiscal years ended December 31, 2003 and 2002.

	E&Y		Grant Thornton	Total
Type of Service	2003	2002	2003	2003	2002
Audit Services	$224,300	$204,930	$145,000	$369,300	$204,930
Audit-Related Services
Acquisitions related	—	25,770	—	—	25,770
Other	10,500	3,800	—	10,500	3,800
Total Audit Related Service Fees	10,500	29,570	—	10,500	29,570
Tax Compliance/Preparation Services	—	88,575	50,000	50,000	88,575
Tax-Related Services	—	9,760	—	—	9,760
Total Fees	$234,800	$332,835	$195,000	$429,800	$332,835

•	Audit Services include statutory audits, comfort letters, attest services, consents, and review of filings with SEC.

•	Audit-Related Services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation on financial accounting and reporting standards.

•	Tax Compliance/Preparation Services include preparation of original and amended tax returns, claims for refunds and tax payment-planning services.

•	Tax-Related Services include due diligence related to mergers and acquisitions and consultation on tax related matters.

STOCK PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total stockholder return on our common stock against the cumulative total return of the Nasdaq Market Index and an index comprised of Special Trade Contractors (SIC Code #1799) that are traded on the Nasdaq National Market and Nasdaq Small Cap Market, assuming dividend reinvestment for the five-year period ended December 31, 2003.

	FISCAL YEAR ENDING
COMPANY/INDEX/MARKET	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
U.S. Home Systems, Inc.	100.00	89.13	50.02	82.61	92.17	193.04
SIC Code Index	100.00	127.47	114.50	158.00	179.26	346.91
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68

Although the Stock Performance Graph provides a five-year comparison of U.S. Home Systems, Inc. with the Nasdaq Market Index and an index comprised of Special Trade Contractors, prior to February 13, 2001 we were engaged in pawnshop operations under the name, U.S. Pawn, Inc.

On February 13, 2001 we completed a merger of a newly created subsidiary of U.S. Pawn, Inc. with and into U.S. Remodelers, Inc., a Delaware corporation, with U.S. Remodelers surviving as a wholly owned subsidiary of the company. U.S. Remodelers has been engaged in the manufacture, design, sale and installation of quality specialty home improvement products since 1997. The merger was subject to, among other conditions, the prior sale of U.S. Pawn’s pawnshop operations and the settlement of all its liabilities, which was completed on February 1, 2001. In connection with the merger, U.S. Pawn reincorporated in Delaware and changed its name to U.S. Home Systems, Inc. Following the merger, the company succeeded to the business of U.S. Remodelers.

STOCKHOLDER PROPOSALS

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder proposal in its proxy statement for the purpose of an annual or special meeting. Pursuant to the rule, in order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2005 annual meeting of stockholders of the company, a proposal must be received at our principal executive offices on the date in the year 2005 that corresponds to the date that is not less than 120 calendar days before the date that this proxy statement was released to stockholders in connection with the 2004 annual meeting. However, if the date of the 2005 annual meeting of stockholders changes by more than 30 days from the date of the 2004 meeting, the deadline is a reasonable time before we begin to print and mail proxy materials.

OTHER MATTERS

At the date of this proxy statement, we know of no other matters, other than those described above, that will be presented for consideration at the annual meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of our company and our stockholders.

The Annual Report to Stockholders of the company for the fiscal year ended December 31, 2003 is being mailed to stockholders of record at the record date concurrently with the mailing of this proxy statement. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

If you would like a copy of our 2003 Annual Report on Form 10-K, including the financial statements and schedules thereto, please send a written request to:

Richard B. Goodner, Vice President—Legal Affairs

U.S. Home Systems, Inc.

750 State Highway 121 Bypass, Suite 170

Lewisville, Texas 75067

214-488-6324

In order to ensure timely delivery of the Annual Report, we should receive your request no later than five business days prior to the annual meeting.

You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be represented at the annual meeting.

By Order of the Board of Directors,

/S/ ROBERT A. DEFRONZO
Robert A. DeFronzo Secretary

June 14, 2004

Appendix A

AUDIT COMMITTEE CHARTER

I. PURPOSE

This Audit Committee Charter replaces and supersedes the Audit Committee Charter adopted by the Board of Directors on May 8, 2001. The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

II. COMMITTEE MEMBERSHIP

The Audit Committee shall consist of at least three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Audit Committee members may be replaced by the Board.

III. MEETINGS

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE CHARTER—Page 1

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Regarding Financial Statement and Disclosure Matters

a. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

b. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

c. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

d. Review and discuss quarterly reports from the independent auditors on:

(i) All critical accounting policies and practices to be used.

(ii) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(iii) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

e. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made) and not necessarily prior to each release.

f. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

g. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

h. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered

AUDIT COMMITTEE CHARTER—Page 2

in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

i. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Regarding Oversight of the Company’s Relationship with the Independent Auditor

a. Review and evaluate the lead partner of the independent auditor team.

b. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

c. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

d. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

e. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Regarding Oversight of the Company’s Internal Audit Function

a. Review the appointment and replacement of the senior internal auditing executive.

b. Review the significant reports to management prepared by the internal auditing department and management’s responses.

c. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Regarding Compliance Oversight Responsibilities

a. Obtain from the independent auditor in accordance with Section 10A(b) of the Exchange Act assurance that the Audit Committee is adequately informed if during the course of conducting an audit of the Company’s financial statements the independent auditor has detected or otherwise has become

AUDIT COMMITTEE CHARTER—Page 3

aware of information indicating that an illegal act has or may have occurred. If the independent auditor has reached specified conclusions with respect to such illegal act, unless the illegal act is clearly inconsequential, the Audit Committee shall request the independent auditor to provide the Audit Committee with a written report with respect to the illegal act and the conclusions of the independent auditor with respect to such illegal act.

b. Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review and approve all insider and affiliated party transactions as defined under Item 404 of Regulation S-K. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Business Conduct.

c. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

d. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

e. Discuss with the Company’s General Counsel and other outside legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

V. LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

VI. DISCLOSURE OF CHARTER

This Charter will be made available on the Company’s website at www.ushomesystems.com.

Approved by the Board of Directors on August 7, 2003.

AUDIT COMMITTEE CHARTER—Page 4

Appendix B

U.S. HOME SYSTEMS, INC.

2004 RESTRICTED STOCK PLAN

The U.S. Home Systems, Inc. 2004 Restricted Stock Plan (hereinafter called the “Plan” as amended, from time to time) was adopted on May 24, 2004 by the board of directors of U.S. Home Systems, Inc., a Delaware corporation (hereinafter called the “Company”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract, retain, and award the services of the employees and directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company; and

(c) provide a means through which the Company may attract able persons as employees.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Board” means the board of directors of the Company.

2.2 “Change of Control” means any of the following: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (A) at the date of this Plan were directors or (B) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of an aggregate of 35% of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 20% of the voting power of the Company’s outstanding voting securities on the date of this Plan, or the acquisition of beneficial ownership of an additional 5% of the voting power of the Company’s outstanding voting securities by

2004 RESTRICTED STOCK PLAN—Page 1

any person or group who beneficially owned at least 20% of the voting power of the Company’s outstanding voting securities on the date of this Plan, provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change of Control hereunder if the acquiror is (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (B) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (C) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

2.3 “Code” means the Internal Revenue Code of 1986, as amended.

2.4 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.5 “Common Stock” or “Shares” means the common stock of the Company, par value $ 0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

2.6 “Date of Grant” means the effective date on which a Restricted Stock Award is made to a Participant as set forth in the applicable Restricted Stock Agreement.

2.7 “Director” means a member of the Board.

2.8 “Disability” means the “disability” of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, “Disability” means that a person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 90 days.

2.9 “Employee” means a common law employee, including an employee who is also an Officer or Director, (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and rules and regulations relating to such section.

2.11 “Fair Market Value” means, with respect to shares or other property, the fair market value of such shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of shares shall mean the closing price per share on the date in question (or, if the shares were not traded on that day, the next preceding day that the shares were traded) on the principal exchange or market system on which the shares are traded, as such prices are officially quoted on such exchange.

2.12 “Grantee” means an Employee or Non-employee Director to whom a Restricted Stock Award has been granted under the Plan.

2004 RESTRICTED STOCK PLAN—Page 2

2.13 “Officer” means a person who is an “officer” of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

2.14 “Non-employee Director” means a member of the Board who is not an Employee.

2.15 “Participant” shall mean an Employee or Non-employee Director to whom a Restricted Stock Award is granted under this Plan.

2.16 “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

2.17 “Restriction Period” means the period during which the Common Stock under a Restricted Stock Award is nontransferable and subject to “Forfeiture Restrictions” as defined in Section 6.4 of this Plan and set forth in the Restricted Stock Agreement.

2.18 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.1 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Restricted Stock Agreement.

2.19 “Restricted Stock Agreement” means the written agreement evidencing the grant of a Restricted Stock Award executed by the Company and the Grantee, including any amendments thereto. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

2.20 “Restricted Stock Award” means an award granted under Section 6.1 of this Plan of shares of Common Stock issued to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Board.

2.21 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

2.22 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.23 “Termination of Service” occurs when a Participant who is an Employee shall cease to serve as an Employee for any reason.

ARTICLE 3

ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by

2004 RESTRICTED STOCK PLAN—Page 3

resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

While the Common Stock of the Company is publicly traded, the Committee shall be a committee of the Board the members of which exhibit the independence necessary to comply with any applicable securities laws, the rules of any exchange upon which the Company’s securities are traded, or any other applicable law, as necessary. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

The Committee shall from time to time make recommendations to the Board regarding persons to whom Restricted Stock Awards should be granted and shall set forth in the Restricted Stock Agreement of each person to whom the Board approves a Restricted Stock Award the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan.

The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

With respect to restrictions in the Plan that are based on the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other applicable law, rule or restriction, to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to prescribe terms for Restricted Stock Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Restricted Stock Awards.

Notwithstanding the foregoing, all rights and powers reserved to the Committee under this Article 3 may also be exercised by the Board.

ARTICLE 4

ELIGIBILITY

Any Employee or Non-employee Director whose judgment, initiative, and efforts contributed to the successful performance of the Company is eligible to participate in the Plan. Restricted Stock Awards may be granted by the Board at any time and from time to time to new participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board may determine. Except as required by this Plan, Restricted Stock Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation recommendations regarding which Employees or Non-employee Directors, if any, are to receive Restricted Stock Awards, the form, amount and timing of such Restricted Stock Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees and Non-employee Directors who receive, or are eligible to receive, Restricted Stock Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1 Subject to adjustment as provided in Articles 9 and 10 hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 500,000. No Award may be

2004 RESTRICTED STOCK PLAN—Page 4

granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan exceeds the number of Shares reserved under the applicable provisions of the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered, or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.

5.2 If the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of any Employee or Non-employee Director under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, and (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or affiliate or the financial statements of the Company or any Subsidiary or affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

5.3 Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

ARTICLE 6

GRANT OF RESTRICTED STOCK AWARD

6.1 In General. The grant of a Restricted Stock Award shall be authorized by the Board and shall be evidenced by a Restricted Stock Agreement setting forth the Restricted Stock, the Restriction Period, the Date of Grant, and such other terms, provisions, and limitations as are approved by the Committee, but not inconsistent with the Plan. The Board, upon its own action or in consultation with the Committee, may grant, but shall not be required to grant, a Restricted Stock Award to any Employee or Non-employee Director. Nothing herein shall prohibit the Board, from time to time, from making discretionary Restricted Stock Awards to any Employee or Non-employee Director. The Company shall execute a Restricted Stock Agreement with a Participant after the Board approves the issuance of a Restricted Stock Award.

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions, as the Committee shall deem appropriate. The terms and conditions of such Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each such Restricted Stock Agreement shall be subject to the terms and conditions of this Article 6.

6.2 Issuance of Awards. The Board may from time to time, pursuant to Section 6.1, grant Restricted Stock Awards to such Employees or Non-employee Directors as it sees fit in its sole and absolute discretion.

6.3 Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee

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to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”). The Forfeiture Restrictions shall be determined by the Committee, in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award (which may differ from any other such Restricted Stock Award) shall be stated in the Restricted Stock Agreement.

6.4 Restricted Stock Awards. At the time any Restricted Stock Award is granted under the Plan, the Company and the Grantee shall enter into a Restricted Stock Agreement setting forth each of the matters addressed in this Article 6 and such other matters as the Committee may determine to be appropriate. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Restricted Stock Award, to vote the shares of Common Stock subject thereto and to enjoy all other stockholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Restricted Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock certificate until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions have expired, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Restricted Stock Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Restricted Stock Award, including rules pertaining to the Grantee’s Termination of Service prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall also be set forth in the Restricted Stock Agreement made in connection with the Restricted Stock Award.

6.5 Rights and Obligations of Grantee. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired and Grantee has satisfied all applicable federal, state and local income and employment tax withholding requirements. Each Restricted Stock Agreement shall require that (i) the Grantee, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

6.6 Restriction Period. The Restriction Period for a Restricted Stock Award shall commence on the Date of Grant of the Restricted Stock Award and, unless otherwise established by the Committee and stated in the Restricted Stock Agreement, shall expire upon satisfaction of the conditions set forth in the Restricted Stock Agreement pursuant to which the Forfeiture Restrictions will lapse. The Committee may, in its sole discretion, accelerate the Restriction Period for all or a part of a Restricted Stock Award.

6.7 Securities Restrictions. The Committee may impose other conditions on any shares of Common Stock subject to a Restricted Stock Award as it may deem advisable, including (i) restrictions under applicable state or federal securities laws, and (ii) the requirements of any stock exchange or national market system upon which shares of Common Stock are then listed or quoted.

6.8 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided, that in

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the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

6.9 Forfeiture of Restricted Stock. Subject to the provisions of the particular Restricted Stock Agreement, on Grantee’s Termination of Service during the Restriction Period, the shares of Common Stock still subject to the Forfeiture Restrictions contained in the Restricted Stock Award shall be forfeited by the Grantee. Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Restricted Stock Award shall cease and terminate, without any further obligation on the part of the Company, except that if so provided in the Restricted Stock Agreement applicable to the Restricted Stock Award, the Company shall repurchase each of the shares of Common Stock forfeited for the purchase price per share paid by the Grantee. The Committee will have discretion to determine the date of the Grantee’s Termination of Service.

6.10 Lapse of Forfeiture Restrictions in Certain Events; Committee’s Discretion. Notwithstanding the provisions of Section 6.9 or any other provision in the Plan to the contrary, the Committee may, on account of the Grantee’s Disability, death or otherwise, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Grantee pursuant to a Restricted Stock Award, and upon such vesting, all Forfeiture Restrictions applicable to such Restricted Stock Award shall lapse or terminate. The Committee shall have discretion to determine whether a Grantee’s Termination of Service was as a result of Disability or otherwise. Any action by the Committee pursuant to this Section 6.10 may vary among individual Grantees and may vary among the Restricted Stock Awards held by any individual Grantee.

6.11 Withholding Taxes. The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold applicable federal, state and local income and employment taxes with respect to the lapse of Forfeiture Restrictions or Code Section 83(b) election, applicable to Restricted Stock Awards. Prior to delivery of shares of Common Stock upon the lapse of Forfeitures Restrictions applicable to a Restricted Stock Award, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of all tax withholding obligations of the Company.

ARTICLE 7

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 7, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Restricted Stock Awards theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Restricted Stock Agreement. In the event of any such amendment to the Plan, the holder of any Restricted Stock Awards outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Restricted Stock Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Restricted Stock Awards theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 8

TERM

The Plan shall be effective as of May 24, 2004 upon approval of the shareholders. Unless sooner terminated by action of the Board, the Plan will terminate on May 24, 2014, but Restricted Stock

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Awards granted before that date will continue to be effective in accordance with the terms and conditions of the respective Restricted Stock Agreement.

ARTICLE 9

CAPITAL ADJUSTMENTS

If at any time while the Plan is in effect, or Restricted Stock Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

(a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock shall continue to be subject to being so awarded.

(b) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which Forfeiture Restrictions have not yet lapsed prior to any such change.

Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of outstanding shares of Restricted Stock.

Upon the occurrence of each event requiring an adjustment with respect to any Restricted Stock Award, the Company shall communicate by reasonable means intended to reach each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 10

RECAPITALIZATION, MERGER AND CONSOLIDATION; CHANGE IN CONTROL

10.1 The existence of this Plan and Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock Awards granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Restricted Stock Awards would have been entitled.

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10.3 In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to unvested Restricted Stock Awards, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Restricted Stock Awards to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Restricted Stock Awards may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, share exchange or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares of Common Stock subject to such outstanding Restricted Stock Awards.

10.4 In the event of a Change of Control, then, notwithstanding any other provision in this Plan to the contrary, all Restricted Stock Awards outstanding shall thereupon automatically be vested. The determination of the Committee that any of the foregoing conditions has been met shall be binding and conclusive on all parties.

ARTICLE 11

LIQUIDATION OR DISSOLUTION

In case the Company shall, at any time while any Restricted Stock Award under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company in which the Participant is vested, pursuant to the terms of the Participant’s Restricted Stock Agreement, as of the date the Company sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. Notwithstanding the foregoing, the Board may, in its sole and absolute discretion, accelerate the vesting of any Participant’s Restricted Stock Award in connection with any sale, dissolution, liquidation, or winding up contemplated in this Article 11.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the shares of Common Stock to be received from a Restricted Stock Award are being acquired for investment and not with a view to their distribution.

12.2 No Right to Continued Employment. Neither the Plan nor any Restricted Stock Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

12.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any Officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for

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any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any Officer or Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

12.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Restricted Stock Award or any other rights except as may be evidenced by a Restricted Stock Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

12.5 Severability And Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

12.6 Governing Law. The Plan shall be construed and interpreted in accordance with the laws of the State of Texas.

12.7 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Restricted Stock Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of shares of Common Stock under a Restricted Stock Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Restricted Stock Awards hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

12.8 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash, by check, or through the delivery of shares of Common Stock owned by the Participant, which shares have an aggregate Fair Market Value equal to the required minimum withholding payment, or any combination thereof.

12.9 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate

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notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain U.S. Home Systems, Inc. 2004 Restricted Stock Plan, a copy of which is on file at the principal office of the Company in Lewisville, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Lewisville, Texas.

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U.S. Home Systems, Inc.

ANNUAL MEETING

July 15, 2004

The undersigned hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders dated June 14, 2004 of U.S. Home Systems, Inc. (the “Company”) to be held at Embassy Suites Hotel – DFW North, Pheasant Ridge Ballroom VIII, 2401 Bass Pro Drive, Grapevine, Texas 76051 at 10:00 a.m., Central Daylight time on Thursday, July 15, 2004; and (ii) appoints Murray H. Gross and Robert A. DeFronzo, with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that the shares represented by this proxy be voted as shown on the reverse side of this card.

Dated:                                                                         2004

(Sign Here)

(Print Name and Title, if applicable)

Please date this Proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy should be signed by a duly authorized officer. Please date, sign and mail this Proxy in the enclosed envelope. No postage is required.

P R O X Y

U.S. Home Systems, Inc

ANNUAL MEETING

July 15, 2004

The shares represented by this Proxy, when properly executed, will be voted in the manner described herein by the above executing stockholder.

1.	The election of the following persons to serve on the Board of Directors:			2.	Establishment of the Company’s Restricted Stock Plan:

					☐ FOR	☐ AGAINST	☐ ABSTAIN
	Murray H. Gross	☐ FOR	☐ WITHHOLD AUTHORITY
	D.S. Berenson	☐ FOR	☐ WITHHOLD AUTHORITY	3.	In the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof:
	Don A. Buchholz	☐ FOR	☐ WITHHOLD AUTHORITY
	Larry A. Jobe	☐ FOR	☐ WITHHOLD AUTHORITY
	David A. Yoho	☐ FOR	☐ WITHHOLD AUTHORITY
	Kenneth W. Murphy	☐ FOR	☐ WITHHOLD AUTHORITY		☐ FOR	☐ AGAINST	☐ ABSTAIN
	James R. Ridings	☐ FOR	☐ WITHHOLD AUTHORITY

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS

The above signed stockholder hereby revokes any proxy or proxies heretofore given to vote or act with respect to such common stock and hereby ratifies and confirms all that the proxies appointed herein, their substitutes, or any of them, may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

P R O X Y